Exhibit 10.7

INVESTOR LETTER

Communicate.com, Inc.
375 Water Street, Suite 645
Vancouver, BC
Canada, V6B 5C6

Ladies & Gentlemen:

The information contained herein is being furnished to you in order to provide assurances to you as to the availability of the exemption from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and issuance to me of shares of Communicate.com, Inc. (“Communicate”) Common Stock pursuant to the Agreement and Plan of Merger, dated March 25, 2008, among Communicate, Communicate.com Delaware, Inc., Entity, Inc., the Founders and Harjeet Taggar, as Stockholder Representative (the “Agreement”). Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.  The undersigned understands that (i) you will rely upon the following information for purposes of making your determination of the availability of the exemption from registration and (ii) the issuance of Communicate Common Stock to the undersigned in the Merger will not be registered under the Securities Act in reliance upon the exemption from registration provided by the Securities Act and Regulation S.  The undersigned further understands that your willingness to proceed with the Merger is specifically conditioned in part upon the receipt of this letter and the accuracy of the representations set forth below.

The undersigned represents and warrants as follows:

1.           The undersigned is a “Non-U.S. person,” which terms means any person who is not a U.S. Person or is deemed not to be a U.S. Person” under Regulation S of the Securities Act, and is not acquiring the Common Stock for the account or benefit of a U.S. Person.

2.           The undersigned has been advised and acknowledges that:

(a)           the shares of Communicate Common Stock are “restricted securities” within the meaning of the Securities Act and have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(b)           that all certificates representing the shares of Communicate will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

(c)           in issuing and selling the shares of Communicate Common Stock to such Non-U.S. person, Communicate is relying upon the “safe harbor” provided by Regulation S promulgated under the Securities Act;

(d)           it is a condition to the availability of the Regulation S “safe harbor” that the shares of Communicate Common Stock not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the Closing; and

(e)           notwithstanding the foregoing, prior to the expiration of the one-year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the shares of Communicate Common Stock may be offered and sold by the undersigned only if either: (i) the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (ii) the offer and sale is outside the United States and to other than a U.S. person.

3.           The undersigned agrees that with respect to the shares of Communicate Common Stock, until the expiration of the Restricted Period:

(a)           the undersigned, its agents or its representatives will not solicit offers to buy, offer for sale or sell any of the shares of Communicate Common Stock, or any beneficial interest therein in the United States or to or for the account of a U.S. person; and

(b)           notwithstanding the foregoing, the shares of Communicate Common Stock may be offered and sold by the holder thereof only if either: (i)  the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (ii) the offer and sale is outside the United States and to other than a U.S. person; and

(c)           the undersigned will not engage in hedging transactions with regard to the shares of Communicate Common Stock unless in compliance with the Securities Act.

4.           The undersigned will not engage or cause any third party to engage in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the shares of Communicate Common Stock.

5.           The undersigned: (a) is domiciled and has its principal place of business outside the United States; and (b) certifies it is not a U.S. person and is not acquiring the shares of Communicate Common Stock for the account or benefit of any U.S. person.

6.           The undersigned is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

7.           Evaluation of Merits and Risks.  The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the shares of Communicate Common Stock being required in the Merger.  The undersigned understands and is able to bear any economic risks associated with such investment for an indefinite period of time.  The undersigned acknowledges that Communicate has made available to the undersigned the opportunity to ask questions of the officers and management employees of Communicate about the business and financial condition of Communicate as the undersigned has requested and has had full opportunity to review Communicate’s filings with the SEC pursuant to the Securities Exchange Act of 1934, including the Company’s annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and additional information regarding the business and financial condition of the Company.  The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to make the investment in the Common Stock.

 [Signature pages follows]

Very truly yours,

Partnership, Corporation, Trust or Other Entity:

______________________________ Name of Entity

Date: _________________________	By: ___________________________

Name: _________________________

Title: _________________________

Individual Investor:

Date: _________________________	_____________________________
Signature

Name: ________________________